CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : January 1999

Beginning of the Month Principal Receivables :                                                                 11,006,835,466.77
                                                                                                              ------------------
Beginning of the Month Finance Charge Receivables :                                                               333,284,425.04
                                                                                                              ------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                              ------------------
Beginning of the Month Total Receivables :                                                                     11,340,119,891.81
                                                                                                              ------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                              ------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                              ------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                              ------------------

Additional Principal Receivables :                                                                                          0.00
                                                                                                              ------------------
Additional Finance Charge Receivables :                                                                                     0.00
                                                                                                              ------------------
Additional Total Receivables :                                                                                              0.00
                                                                                                              ------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                              ------------------

End of the Month Principal Receivables :                                                                       10,640,664,033.58
                                                                                                              ------------------
End of the Month Finance Charge Receivables :                                                                     341,175,416.39
                                                                                                              ------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                              ------------------
End of the Month Total Receivables :                                                                           10,981,839,449.97
                                                                                                              ------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                              ------------------
Adjusted Invested Amount of all Master Trust Series                                                             9,747,152,022.46
                                                                                                              ------------------

End of the Month Seller Percentage                                                                                         8.40%
                                                                                                              ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : January 1999                                                      ACCOUNTS                       RECEIVABLES
                                                                                   --------                       -----------
End of the Month Delinquencies :
    30 - 59 Days Delinquent                                                               147,054                 193,503,681.53
                                                                              --------------------            ------------------
    60 - 89 Days Delinquent                                                                82,795                 121,287,984.93
                                                                              --------------------            ------------------
    90 + Days Delinquent                                                                  151,558                 235,578,127.41
                                                                              --------------------            ------------------

    Total 30 + Days Delinquent                                                            381,407                 550,369,793.87
                                                                              --------------------            ------------------

    Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                             5.01%
                                                                                                              ------------------

Defaulted Accounts During the Month                                                        49,733                  54,689,277.13
                                                                              --------------------            ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       5.96%
                                                                                                              ------------------



CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : January 1999                                                        COLLECTIONS              PERCENTAGES
                                                                                     -----------              -----------
Total Collections and Gross Payment Rate                                             1,282,392,323.21                  11.31%
                                                                                 --------------------      ------------------

Collections of Principal Receivables and Principal Payment Rate                      1,087,486,162.86                   9.88%
                                                                                 --------------------      ------------------

    Prior Month Billed Finance Charge and Fees                                         165,242,731.40
                                                                                 --------------------
    Amortized AMF Income                                                                11,119,389.71
                                                                                 --------------------
    Interchange Collected                                                                8,743,335.69
                                                                                 --------------------
    Recoveries of Charged Off Accounts                                                  12,793,973.42
                                                                                 --------------------
    Collections of Discounted Receivables                                                        0.00
                                                                                 --------------------

Collections of Finance Charge Receivables and Annualized Yield                         197,899,430.22                  21.58%
                                                                                 --------------------      ------------------

CAPITAL ONE TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : January 1999

Beginning Unamortized AMF Balance                                                                               59,045,561.97
                                                                                                           ------------------
+   AMF Slug                                                                                     0.00
                                                                                 --------------------
+   AMF Collections                                                                      8,126,119.84
                                                                                 --------------------
-   Amortized AMF Income                                                                11,119,389.71
                                                                                 --------------------
Ending Unamortized AMF Balance                                                                                  56,052,292.10
                                                                                                           ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : January 1999

Gross Principal Payment Rate                                                                    9.88%
                                                                                 --------------------

May 17, 1994 3% Discount of Addition                                                                            50,184,973.92
                                                                                                           ------------------
    Total Discounted Receivables Collections as of Beginning of Month                  50,184,973.92
                                                                                 -------------------
    Collections of Discounted Receivables Current Month                                         0.00
                                                                                 -------------------
Discounted Receivables to be Collected                                                                                   0.00
                                                                                                           ------------------






                                             /s/ Douglas C.H. Adamson
                                             ---------------------------
                                             Douglas C.H. Adamson
                                             Securitization Manager





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